UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

Internet Media Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-165972	22-3956444
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1434 6th Street, Santa Monica, CA 90401, Suite 9
(Address of Principal Executive Office) (Zip Code)

800-467-1496
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities;

On July 22, 2011, the Board of Directors of Internet Media Services, Inc. (the “Company”) approved the Company’s 2011 Equity Incentive Plan (the “Plan”) and the issuance of 2,950,000 options under the Plan to eleven employees, directors and outside consultants.  The options vest equally over three years, with terms ranging from five years to ten years, and exercise prices ranging from $.10 to $.30.

Item 5.07 Submission of Matters to a Vote of Security Holders;

On July 26, 2011, shareholders holding a majority of shares of Internet Media Services, Inc. (the “Company”) approved, by written consent, the Company’s 2011 Equity Incentive Plan (the “Plan”) as presented.  The Company’s Board of Directors previously approved the Plan on July 22, 2011.  A copy of the Plan is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 5.07 by reference.

Section 9 Exhibits

Item 9.01    Exhibits

(d)            Exhibits

4.1   2011 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Internet Media Services, Inc.

By:	/s/ Raymond Meyers
Raymond Meyers, Chief Executive Officer

Date:      July 27, 2011